UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Driver Passport, Inc.
 (Exact name of registrant as specified in its charter)

1168 12th Street, N.E. Grand Forks, N.D. 58201
 (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of securities pursuant to Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box . ☐

If this form relates to the registration of a class of securities pursuant to Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. ☒

Securities Act registration statement file number to which this form relates: (if applicable) 333-135188

Securities to be registered pursuant to Section 12 (g) of the Act:

Common Stock (Title of Class)

Preferred Stock (Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

Incorporated by reference from Registration Statement on Form SB-2, Commission File Number  333-135188 filed 2006-07-12 and all subsequent amendments.

Item 2. Exhibits.

3.	Articles of Incorporation & By-Laws

(a) Articles of Incorporation of the Company

(b) By-Laws of the Company

Incorporated by reference from Registration Statement on Form SB-2, Commission File Number  333-135188 filed 2006-07-12 and all subsequent amendments.

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Driver Passport, Inc.. (Registrant)

Date: November 28th, 2006	By:	/s/ Randy Brown
Randy Brown President and Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

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